                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                                 506,293.01
     Available Funds:
        Contract Payments due and received in this period                                                             4,568,306.59
        Contract Payments due in prior period(s) and received in this period                                            456,570.25
        Contract Payments received in this period for next period                                                       215,843.51
        Sales, Use and Property Tax, Maintenance, Late Charges                                                          197,859.04
        Prepayment Amounts related to early termination in this period                                                1,221,375.26
        Servicer Advance                                                                                                433,398.87
        Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
        Transfer from Reserve Account                                                                                    10,036.10
        Interest earned on Collection Account                                                                            18,558.95
        Interest earned on Affiliated Account                                                                             1,282.82
        Proceeds from repurchase Of Contracts per Contribution and Servicing Agreement Section 5.03                           0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
          Predecessor contract)                                                                                               0.00
        Amounts paid under insurance policies                                                                                 0.00
        Any other amounts                                                                                                     0.00

                                                                                                                     -------------
     Total Available Funds                                                                                            7,629,524.40
     Less: Amounts to be Retained in Collection Account                                                                 501,360.17
                                                                                                                     -------------
     AMOUNT TO BE DISTRIBUTED                                                                                         7,128,164.23
                                                                                                                     =============


     DISTRIBUTION OF FUNDS:
        1. To Trustee -  Fees                                                                                                 0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                   456,570.25
        3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

               a) Class A1 Principal and Interest                                                                             0.00
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                         0.00
               a) Class A3 Principal (distributed after A2 Note matures) and Interest                                 4,974,914.83
               a) Class A4 Principal (distributed after A3 Note matures) and Interest                                   595,956.85
               b) Class B Principal and Interest                                                                         95,472.84
               c) Class C Principal and Interest                                                                        191,752.52
               d) Class D Principal and Interest                                                                        130,155.65
               e) Class E Principal and Interest                                                                        172,478.44

        4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                            0.00
        5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                            57,407.25
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                          157,970.91
               c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                 10,036.10
        6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   217,700.81
        7. To Servicer, Servicing Fee and other Servicing Compensations                                                  67,747.78
                                                                                                                     -------------
     TOTAL FUNDS DISTRIBUTED                                                                                          7,128,164.23
                                                                                                                     =============

                                                                                                                     -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting
         Event Funds (if any)}                                                                                          501,360.17
                                                                                                                     =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,702,437.25
      - Add Investment Earnings                                                                                          10,036.10
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
      - Less Distribution to Certificate Account                                                                         10,036.10
                                                                                                                     -------------
End of period balance                                                                                                $2,702,437.25
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,702,437.25
                                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Pool A                                                          126,295,808.51
                Pool B                                                           32,685,166.95
                                                                                --------------
                                                                                                                    158,980,975.46
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   744,406.90
Class A Monthly Interest - Pool B                                                   192,651.39

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                2,823,077.06
Class A Monthly Principal - Pool B                                                1,810,736.33
                                                                                --------------
                                                                                                                      4,633,813.39
Ending Principal Balance of the Class A Notes
                Pool A                                                          123,472,731.45
                Pool B                                                           30,874,430.62
                                                                                --------------
                                                                                                                    ---------------
                                                                                                                    154,347,162.07
                                                                                                                    ===============

---------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
Original Face $237,814,000      Original Face $237,814,000        Balance Factor
     $ 3.940299                           $ 19.485032               64.902471%
---------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                Class A1                                                                 0.00
                Class A2                                                                 0.00
                Class A3                                                        59,929,975.46
                Class A4                                                        99,051,000.00

                                                                                -------------

Class A Monthly Interest                                                                                            158,980,975.46
                Class A1 (Actual Number Days/360)                                        0.00
                Class A2                                                                 0.00
                Class A3                                                           341,101.44
                Class A4                                                           595,956.85

                                                                                -------------

Class A Monthly Principal
                Class A1                                                                 0.00
                Class A2                                                                 0.00
                Class A3                                                         4,633,813.39
                Class A4                                                                 0.00

                                                                                -------------
                                                                                                                      4,633,813.39
Ending Principal Balance of the Class A Notes
                Class A1                                                                 0.00
                Class A2                                                                 0.00
                Class A3                                                        55,296,162.07
                Class A4                                                        99,051,000.00

                                                                                -------------
                                                                                                                   ---------------
                                                                                                                    154,347,162.07
                                                                                                                   ===============

Class A3

----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
Original Face $65,098,000       Original Face $65,098,000         Balance Factor
     $ 5.239814                        $ 71.182116                   84.942951%
----------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                          Pool A                                                2,153,044.59
                          Pool B                                                  557,210.67
                                                                                ------------
                                                                                                                      2,710,255.26

       Class B Overdue Interest, if any                                                 0.00
       Class B Monthly Interest - Pool A                                           13,097.69
       Class B Monthly Interest - Pool B                                            3,389.70
       Class B Overdue Principal, if any                                                0.00
       Class B Monthly Principal - Pool A                                          48,120.63
       Class B Monthly Principal - Pool B                                          30,864.82
                                                                                ------------
                                                                                                                         78,985.45
       Ending Principal Balance of the Class B Notes
                          Pool A                                                2,104,923.96
                          Pool B                                                  526,345.85
                                                                                ------------
                                                                                                                      ------------
                                                                                                                      2,631,269.81
                                                                                                                      ============

       ------------------------------------------------------------------------------
       Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
       Original Face $4,054,000       Original Face $4,054,000        Balance Factor
               $ 4.066944                       $ 19.483337               64.905521%
       ------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class C Notes
                          Pool A                                                4,305,308.16
                          Pool B                                                1,114,202.36
                                                                                ------------
                                                                                                                      5,419,510.52

       Class C Overdue Interest, if any                                                 0.00
       Class C Monthly Interest - Pool A                                           26,836.42
       Class C Monthly Interest - Pool B                                            6,945.19
       Class C Overdue Principal, if any                                                0.00
       Class C Monthly Principal - Pool A                                          96,241.26
       Class C Monthly Principal - Pool B                                          61,729.65
                                                                                ------------
                                                                                                                        157,970.91
       Ending Principal Balance of the Class C Notes
                          Pool A                                                4,209,066.90
                          Pool B                                                1,052,472.71
                                                                                ------------
                                                                                                                      ------------
                                                                                                                      5,261,539.61
                                                                                                                      ============


       --------------------------------------------------------------------------------
       Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
       Original Face $8,107,000        Original Face $8,107,000        Balance Factor
               $ 4.166968                    $ 19.485742                  64.901192%
       --------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                          Pool A                                                2,870,465.76
                          Pool B                                                  742,874.58
                                                                                ------------
                                                                                                                       3,613,340.34

       Class D Overdue Interest, if any                                                 0.00
       Class D Monthly Interest - Pool A                                           19,734.45
       Class D Monthly Interest - Pool B                                            5,107.26
       Class D Overdue Principal, if any                                                0.00
       Class D Monthly Principal - Pool A                                          64,160.84
       Class D Monthly Principal - Pool B                                          41,153.10
                                                                                ------------
                                                                                                                         105,313.94
       Ending Principal Balance of the Class D Notes
                          Pool A                                                2,806,304.92
                          Pool B                                                  701,721.48
                                                                                ------------
                                                                                                                       ------------
                                                                                                                       3,508,026.40
                                                                                                                       ============


       -------------------------------------------------------------------------
       Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
       Original Face $5,405,000     Original Face $5,405,000     Balance Factor
               $ 4.596061                 $ 19.484540               64.903356%
       -------------------------------------------------------------------------


VIII.   Class E Note Principal Balance

       Beginning Principal Balance of the Class E Notes
                          Pool A                                                3,587,887.00
                          Pool B                                                  928,538.45
                                                                                ------------
                                                                                                                       4,516,425.45

       Class E Overdue Interest, if any                                                 0.00
       Class E Monthly Interest - Pool A                                           32,440.48
       Class E Monthly Interest - Pool B                                            8,395.54
       Class E Overdue Principal, if any                                                0.00
       Class E Monthly Principal - Pool A                                          80,201.05
       Class E Monthly Principal - Pool B                                          51,441.37
                                                                                ------------
                                                                                                                         131,642.42
       Ending Principal Balance of the Class E Notes
                          Pool A                                                3,507,685.95
                          Pool B                                                  877,097.08
                                                                                ------------
                                                                                                                       ------------
                                                                                                                       4,384,783.03
                                                                                                                       ============


       -------------------------------------------------------------------------
       Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
       Original Face $6,756,000     Original Face $6,756,000     Balance Factor
             $ 6.044408                  $ 19.485261               64.902058%
       -------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                          Pool A                                                4,305,874.16
                          Pool B                                                1,114,361.06
                                                                                ------------
                                                                                                                      5,420,235.22

       Residual Interest - Pool A                                                  46,582.90
       Residual Interest - Pool B                                                  10,824.35
       Residual Principal - Pool A                                                 96,241.26
       Residual Principal - Pool B                                                 61,729.65
                                                                                ------------
                                                                                                                        157,970.91
       Ending Residual Principal Balance
                          Pool A                                                4,209,632.90
                          Pool B                                                1,052,631.41
                                                                                ------------
                                                                                                                      ------------
                                                                                                                      5,262,264.31
                                                                                                                      ============


X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                                 67,747.78
        - Servicer Advances reimbursement                                                                               456,570.25
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               217,700.81
                                                                                                                      ------------
       Total amounts due to Servicer                                                                                    742,018.84
                                                                                                                      ============

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  143,518,388.21

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 3,208,042.12

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
         ending of the related Collection Period                                                                     140,310,346.09
                                                                                                                     ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                          3,039,828.52

          - Principal portion of Prepayment Amounts                                                 168,213.60

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                   0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                        0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                 0.00

                                                                                                  -------------
                            Total Decline in Aggregate Discounted Contract Balance                3,208,042.12
                                                                                                  =============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   37,142,354.05

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 2,057,654.92
                                                                                                                     --------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      35,084,699.13
                                                                                                                     ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                           1,005,362.83

          - Principal portion of Prepayment Amounts                                                1,052,292.09

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                  --------------
                            Total Decline in Aggregate Discounted Contract Balance                2,057,654.92
                                                                                                  ==============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    175,395,045.22
                                                                                                                     ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                      Predecessor
                                                                   Discounted                       Predecessor      Discounted
         Lease #      Lessee Name                                  Present Value                    Lease #          Present Value
         -------      --------------------------                   -------------------              ------------     -------------
                      NONE











                                                                   -------------------                               --------------
                                                   Totals:               $0.00                                       $        0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $         0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $211,061,551.13
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES [ ]      NO  [X]

         POOL B                                                                                                      Predecessor
                                                                   Discounted                       Predecessor      Discounted
         Lease #      Lessee Name                                  Present Value                    Lease #          Present Value
         -------      --------------------------                   -------------------              ------------     -------------
                      NONE











                                                                   -------------------                               --------------
                                                   Totals:               $0.00                                       $        0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $          0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                          $ 59,182,173.57
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS
         FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES [ ]      NO  [X]

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


         POOL A - NON-PERFORMING                                                                                     Predecessor
                                                                   Discounted                       Predecessor      Discounted
         Lease #      Lessee Name                                  Present Value                    Lease #          Present Value
         -------      --------------------------                   -------------------              ------------     -------------
         2841-001  Medical Imaging Co. Inc.                            1,121,500.51                 2207-001          $  551,274.29
         2004383-1 Robert Wood Johnson University                        512,828.61                 2207-002          $1,160,782.50
         2005209-2 Memorial Regional Medical Center                      252,655.70                 2207-003          $  181,136.33
                   Cash                                                    6,208.31







                                                                   -------------------                                -------------
                                                     Totals:          $1,893,193.13                                   $1,893,193.12


         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                            $  1,893,193.12
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $211,061,551.13
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES [ ]      NO  [X]

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                               Predecessor
                                                                   Discounted                       Predecessor      Discounted
         Lease #      Lessee Name                                  Present Value                    Lease #          Present Value
         -------      --------------------------                   -------------------              ------------     -------------
                      NONE











                                                                   -------------------                               --------------
                                                   Totals:               $0.00                                       $        0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $         0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                          $59,182,173.57
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
         SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
         FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES [ ]      NO  [X]

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001



XV.    POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
     This Month                           1,804,349.59         This Month                       175,395,045.22
     1 Month Prior                        1,594,762.91         1 Month Prior                    180,660,742.26
     2 Months Prior                       1,711,565.88         2 Months Prior                   184,834,126.00

     Total                                5,110,678.38         Total                            540,889,913.48

     a) 3 MONTH AVERAGE                   1,703,559.46         b) 3 MONTH AVERAGE               180,296,637.83

     c) a/b                                      0.94%


2.   Does a Delinquency Condition Exist (1c > 6%)?
                                                                                        Yes                     No        X
                                                                                            ----------------       ---------------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                              Yes                     No        X
                                                                                            ----------------       ---------------
     B. An Indenture Event of Default has occurred and is then continuing?              Yes                     No        X
                                                                                            ----------------       ---------------

4.   Has a Servicer Event of Default occurred?                                          Yes                     No        X
                                                                                            ----------------       ---------------


5.   Amortization Event Check

     A. Is 1c  > 8%?                                                                    Yes                     No        X
                                                                                            ----------------       ---------------
     B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                           Yes                     No        X
                                                                                            ----------------       ---------------
     C. As of any Determination date, the sum of all defaulted contracts since
          the Closing date exceeds 6% of the ADCB on the Closing Date?                  Yes                     No        X
                                                                                            ----------------       ---------------


6.   Aggregate Discounted Contract Balance at Closing Date                              Balance                    $270,243,724.70
                                                                                                                   ---------------


     DELINQUENT LEASE SUMMARY

            Days Past Due         Current Pool Balance           # Leases
            -------------         --------------------           --------
                  31 - 60                 3,729,305.97                 53
                  61 - 90                 1,911,454.23                  9
                 91 - 180                 1,804,349.59                 15


     Approved By:
     Matthew E. Goldenberg
     Assistant Treasurer